Exhibit 99.1

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made as of this 2nd day of September, 2014 (the “Effective Date”), by and between Simulations Plus, Inc., a California corporation (the “Company”), its wholly-owned subsidiary Cognigen Acquisition, Inc., a Delaware corporation (“Cognigen”) (the Company and Cognigen are sometimes collectively referred to herein as the “Companies”), and Thaddeus H. Grasela, Jr., an individual (the “Employee”) with reference to the following facts:

A.             The Company and Cognigen desire to secure the services of the Employee as President of each of the Companies.

B.             The Employee agrees to perform such services for the Companies under the terms and conditions set forth in this Agreement.

In consideration of the mutual promises, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the Companies and the Employee as follows:

1.            Representations and Warranties. Each of the Companies represents and warrants that it is empowered under its Articles or Certificate of Incorporation and Bylaws to enter into this Agreement. The Employee represents and warrants that he is under no employment contract, bond, confidentiality agreement, or any other obligation that would violate or be in conflict with the terms and conditions of this Agreement or encumber his performance of duties assigned to him by the Company. The Employee further represents and warrants that he has not signed or committed to any employment or consultant duties or other obligations that would divert his full attention from the duties assigned to him by the Companies by this Agreement; provided, that the foregoing limitations shall not be construed as prohibiting Employee from making personal investments or participating in business activities or community affairs in such form or manner as will not prevent Employee from performing his duties and responsibilities hereunder or cause Employee to violate the terms of Section 6 hereof.

2.            Employment and Duties. The Companies hereby employ the Employee as President and the Employee hereby accepts such employment during the Term. For payroll purposes only, one or the other of the Companies shall be the statutory employer of Employee.

As President, the Employee shall have such duties, authority and responsibility as shall be consistent with the Employee’s position and such other duties as assigned by the CEO of the Company and/or the Board of Directors of the Company (the “Board of Directors”).

3.            Term. Subject to the provisions of Section 5, the term of this Agreement shall commence on September 2, 2014 for a duration of three (3) years and end on September 1, 2017 (“Term”).

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4.            Compensation. In full and complete consideration for the employment of Employee hereunder, each and all of the services to be rendered to the Companies by the Employee, and each and all of the representations, warranties, covenants, agreements and promises undertaken by the Employee pursuant to this Agreement, the Employee shall be entitled to receive compensation as follows:

4.1            Base Salary. The Employee shall receive from the Companies a base salary of two hundred fifty thousand dollar ($250,000) per year, payable in equal, monthly installments. From each payment of Base Salary the Company will withhold and pay to the proper governmental authorities any and all amounts required by law to be withheld for federal income tax, state income tax, federal Social Security tax, state disability insurance premiums, and any and all other amounts required by law to be withheld from the Employee's salary.

4.2            Stock Options. The Employee shall be eligible to receive a grant of stock options under the 2007 Simulations Plus, Inc. Stock Option Plan, as determined by the Board of Directors.

4.3            Performance Bonus. For each fiscal year during the Term, the Employee shall be eligible to receive a performance bonus in an amount not to exceed ten percent (10%) of the Employee’s salary, not to exceed $25,000 at the end of each year. The specific amount of the performance bonus shall be determined by the Compensation Committee of the Board of Directors, based on the financial performance and achievements of the Companies for the previous fiscal year.

4.4            Benefits. The Companies shall provide to the Employee at the sole cost to the Companies, and the Employee shall be entitled to receive from the Companies, such health insurance and other benefits which are appropriate to the office and position of Employee, adequate to the performance of his duties and not inconsistent with that which the Companies customarily provides at the time to their other management employees. The Employee's right to vacation and sick leave shall be determined in accordance with the policies of the Companies as may be in effect from time to time and as are approved by the Board of Directors. Employee shall have the right to reimbursement of customary, ordinary and necessary business expenses, including travel, incurred in connection with the rendering of services and performance of the functions required hereunder in accordance with the policies of the Companies as may be in effect from time to time and as are approved by the Companies' Boards of Directors. Such expenses are reimbursable only upon presentation by Employee of appropriate documentation pursuant to the policies adopted by the Companies' Boards of Directors.

5.            Termination of Employment.

5.1            Expiration of the Term of Agreement. This Agreement shall be automatically terminated upon the expiration of the Term, or as sooner agreed to by both the Employee and the Company in writing in the event this Agreement is superseded by a new agreement. Upon such termination, the Companies shall have no further liability to the Employee for any payment, compensation or benefit whatsoever under this Agreement except with respect to (a) the Employee's salary and benefits through the effective date of the Employee's termination, and (b) such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable to the Employee after termination of employment.

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5.2            By Death. This Agreement shall be terminated upon the death of the Employee. The Company's total liability in such event shall be limited to payment of (a) the Employee's salary and benefits through the date of the Employee's death, and (b) such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable after the Employee's death.

5.3            By Disability. Employee’s employment may be terminated due to his disability upon receiving notice from Companies that Companies have determined that Employee is unable to perform the essential duties hereunder, with or without reasonable accommodation, by reason of any physical or mental illness or medical condition that has caused Employee to be absent from work for a continuous one hundred twenty (120)-day period, or that has caused Employee to be absent from work for more than one hundred eighty (180) days during any twelve (12)- month period. The Companies' total liability in such event shall be limited to payment of the Employee's salary and benefits through the effective date of termination upon disability.

5.4            For Cause. The Companies reserve the right to terminate this Agreement immediately, at any time, if, in the reasonable opinion of the Companies' Boards of Directors: the Employee fails or refuses to faithfully and diligently perform the usual and customary duties of his employment which failure or refusal is not cured within thirty (30) days after written notice thereof is given to Employee; commits any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude; is guilty of gross carelessness or misconduct; fails to obey the lawful direction of the Companies' Boards of Directors; or acts in any way that has a direct, substantial and adverse effect on the Companies' reputation. The Companies' total liability to the Employee in the event of termination of the Employee's employment under this paragraph shall be limited to the payment of the Employee's salary and benefits through the effective date of termination.

5.5            Without Cause. The Companies reserve the right to terminate this Agreement without cause for any reason whatsoever upon thirty (30) days' written notice to the Employee. Upon termination under this subsection, the Employee shall receive payment of an amount equal to twelve (12) months of the Employee's base salary or the Employee's base salary for the remaining term of this Agreement, whichever is greater, so long as he signs a release of all claims against Companies on a release form provided by Companies to him at that time. Other than payment of the amount as described in this paragraph, the Companies shall have no further obligation to pay the Employee any other compensation or benefits whatsoever. The Employee hereby agrees that the Companies may dismiss him under this Section 5.5 without regard (i) to any general or specific policies (whether written or oral) of the Companies relating to the employment or termination of its employees, or (ii) to any statements made to the Employee, whether made orally or contained in any document, pertaining to the Employee's relationship with the Companies.

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5.6            Mutual Consent. This Agreement shall be terminated upon mutual written consent of the Companies and the Employee. The Companies’ total liability to the Employee in the event of termination of the Employee's employment under this Section 5.6 shall be limited to the payment of

(a)             The Employee's salary and benefits through the effective date of termination; and

(b)            such other compensation or benefits (if any) which, by the terms of the applicable plan or policy, is payable to the Employee after termination of employment, except as otherwise agreed by the parties in writing.

5.7            Termination of Offices and Board. Upon termination of employment for any reason whatsoever, the Employee shall be deemed to have resigned from all offices, including the Boards of Directors then held with the Companies.

6.            Restrictions on Use or Disclosure of Confidential Matters, Proprietary Information and Trade Secrets.

6.1            During the Term, the Employee may be dealing with trade secrets of the Companies, including without limitation, customer lists, client contacts, financial information, inventions and processes, all of a confidential nature that are the Companies' property and are used in the course of the Companies' business. The Employee will not disclose to anyone, directly or indirectly, any of such trade secrets or use them other than as necessary in the course of his duties with the Companies. All documents that the Employee prepares, or confidential information that might be given to him or that Employee himself might create in the course of his employment by the Companies, are the exclusive property of the Companies. During the Term and at any time thereafter, the Employee shall not publish, communicate, divulge, disclose or use any of such information which has been reasonably designated by the Companies as proprietary or confidential or which from the surrounding circumstances the Employee knows, or has good reason to know, or should reasonably know, ought to be treated by the Employee as proprietary or confidential without the prior written consent of the Companies, which consent may not be unreasonably withheld by the Companies.

6.2            In the course of his employment for the Companies, Employee will develop a personal relationship with the Companies' customers and knowledge of those customers’ affairs and requirements, which may constitute the Companies' only contact with such customers. The Employee consequently agrees that it is reasonable and necessary for the protection of the goodwill and business of the Companies that the Employee make the covenants contained herein. Accordingly, the Employee agrees that while he is in the Companies' employ, he will not directly or indirectly:

(a)             attempt in any manner, to solicit from any customer (except on behalf of the Companies) business of the type performed by the Companies or to persuade any customer of the Companies to cease to do business or reduce the amount of business which any such customer has customarily done or contemplates doing with the Companies, whether or not the relationship with the Companies and such customer was originally established in whole or in part through the Employee's efforts; or

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(b)            engage in any business as, or own an interest in, directly or indirectly, any individual proprietorship, partnership, corporation, joint venture, trust or any other form of business entity if such business form or entity is engaged in the business in which the Companies are engaged;

(c)             render any services of the type rendered by the Companies to or for any customer of the Companies;

(d)            employ or attempt to employ or assist anyone else to employ any person who is then or at any time during the preceding year in the Companies' employ.

6.3            For a one (1) year period after the termination of this Agreement for any reason, Employee shall not, directly or indirectly, ask or encourage any employee(s) of the Companies to leave their employment with Companies or solicit any employee(s) of the Companies for employment elsewhere. The Employee further agrees that he shall make any subsequent employer aware of this non-solicitation obligation.

6.4            This entire Section 6 shall survive termination of this Agreement.

7.            The Companies' Property.

7.1            Any patents, inventions, discoveries, applications or processes, software and computer programs devised, planned, applied, created, discovered or invented by the Employee in the course of his employment by the Companies and which pertain to any aspect of the business of the Companies, or their respective subsidiaries, affiliates or customers, shall be the sole and exclusive property of the Companies, and the Employee shall make prompt report thereof to the Companies and promptly execute any and all documents reasonably requested to assure the Companies the full and complete ownership thereof.

7.2            All records, files, lists, drawings, documents, equipment and similar items relating to the Companies' business which the Employee shall prepare or receive from the Companies in the course of his employment by the Companies shall remain the Companies' sole and exclusive property. Upon termination of this Agreement the Employee shall return promptly to the Companies all property of the Companies in his possession and the Employee represents and warrants that he will not copy, or cause to be copied, printed, summarized or compiled, any software, documents or other materials originating with and/or belonging to the Companies, including, without limitation, documents or other materials created by the Employee for, or on behalf of, the Companies. The Employee further represents and warrants that he will not retain in his possession any such software, documents or other materials in machine or human readable form.

7.3            This Section 7 shall survive termination of this Agreement.

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8.             Outside Activities. During the Term, the Employee shall not, directly or indirectly, either as an officer, director, employee, representative, principal, partner, shareholder, employee, agent or in any other capacity, engage or assist any third party in engaging in any business competitive with the business of the Companies, without the prior written consent of the Companies, which consent may be withheld by the Companies in their sole and absolute discretion. Following his employment with the Companies, the Employee shall not engage in unfair competition with the Companies, aid others in any unfair competition with the Companies, in any way breach the confidence that the Companies have placed in the Employee or misappropriate any proprietary information of the Companies.

9.             Reports. The Employee, when directed, shall provide written reports to the Companies with respect to the services provided hereunder.

10.          Strict Loyalty. The Employee hereby covenants and agrees to avoid all circumstances and actions that reasonably would place the Employee in a position of divided loyalty with respect to his obligations under this Agreement.

11.          Assignment. This Agreement may not be assigned to another party by the Employee without the prior written consent of the Companies, which consent may be withheld by the Companies, in their sole and absolute discretion.

12.          Arbitration. In the event of any dispute between the Companies and the Employee concerning any aspect of the employment relationship, including any disputes relating to its termination, all such disputes shall be resolved by binding arbitration before a single neutral arbitrator pursuant to the following terms. This provision shall supersede any prior arbitration agreement, policy or understanding between the parties. The parties intend to revoke any prior arbitration agreement.

12.1         Claims Covered by the Agreement. The Employee and the Companies mutually consent to the resolution by final and binding arbitration of all claims or controversies (“claims”) that the Companies may have against the Employee or that the Employee may have against the Companies or against their officers, directors, partners, employees, agents, pension or benefit plans, administrators, or fiduciaries, franchisors, or any parent, subsidiary or affiliated companies or corporation (collectively referred to for purposes of this Section 12 as “Companies’ Parties”), relating to, resulting from, or in any way arising out of Employee’s employment relationship with Companies and/or the termination of Employee’s employment relationship with Companies, to the extent permitted by law. The claims covered by this Agreement include, but are not limited to, claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination and harassment (including, but not limited to, race, sex, religion, national origin, age, marital status or medical condition, disability, or sexual orientation); claims for benefits (except where an employee benefit or pension plan specifies claims procedures different from the ones described in this Section 12); claims for breach of any duties or obligations; and claims for violation of any public policy, federal, state or other governmental law, statute, regulation or ordinance, except claims excluded in the following section.

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12.2         Claims Not Covered by the Agreement. Claims the Employee may have for workers’ compensation (excluding discrimination claims under workers’ compensation statutes) or unemployment compensation benefits are not covered by this Arbitration section. Claims the Companies’ Parties may have for injunctive relief pursuant to Section 15.11 of this Agreement are not covered by this Arbitration section.

12.3         Required Notice of Claims and Statute of Limitations. Arbitration may be initiated by the Employee by serving or mailing a written notice to the Chairman of the Board of each of the Companies. Arbitration may be initiated by the Companies’ Parties by serving or mailing a written notice to the Employee at his last known address. The notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based. The written notice shall be served or mailed within the applicable statute of limitations period set forth by federal or state law.

12.4         Arbitration Procedures.

(a)             After demand for arbitration has been made by serving written notice under the terms of Section 12.3 of this Agreement, the party demanding arbitration shall file a demand for arbitration with the office of Judicial Arbitration and Mediation Services (“JAMS”) located in Los Angeles, California. The arbitrator shall be selected from the JAMS panel and the arbitration shall be conducted pursuant to JAMS policies and procedures. All rules governing the arbitration shall be the rules as set forth by JAMS. If the dispute is employment-related, the dispute shall be governed by JAMS’ then-current version of the national rules for the resolution of employment disputes. JAMS’ then-applicable rules governing the arbitration may be obtained from JAMS’ website which currently is www.jamsadr.com.

(b)            The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of California, or federal law, or both, as applicable to the claim(s) asserted. The arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable.

(c)             Either party may file a motion for summary judgment with the arbitrator. The arbitrator is entitled to resolve some or all of the asserted claims through such a motion. The standards to be applied by the arbitrator in ruling on a motion for summary judgment shall be the applicable laws as specified in Section 12.4(b) of this Agreement.

(d)            Discovery shall be allowed and conducted pursuant to the then-applicable arbitration rules of JAMS, provided that the parties shall be entitled to discovery sufficient to adequately arbitrate their claims and defenses. The arbitrator is authorized to rule on discovery motions brought under the applicable discovery rules.

12.5         Arbitration Decision. The arbitrator’s decision will be final and binding. The arbitrator shall issue a written arbitration decision revealing the essential findings and conclusions upon which the decision and/or award is based. A party’s right to appeal the decision is limited to grounds provided under applicable federal or California law.

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12.6         Place of Arbitration. The arbitration will be at a mutually convenient location in Los Angeles, California. If the parties cannot agree upon a location, then the arbitration will be held at a JAMS’ office in Los Angeles.

12.7         Representation, Fees and Costs. Each party may be represented by an attorney or other representative selected by the party. Each party shall be responsible for its own attorneys’ or representative’s fees. However, if any party prevails on a statutory claim that affords the prevailing party’s attorneys’ fees, or if there is a written agreement providing for fees, the arbitrator may award reasonable fees to the prevailing party. The Companies shall be responsible for the arbitrator’s fees and costs to the extent they exceed any fee or cost that the Employee would be required to bear if the action were brought in court.

12.8         Waiver Of Jury Trial/Exclusive Remedy. The Employee and the Companies knowingly and voluntarily waive any constitutional right to have any dispute between them decided by a court of law and/or by a jury in court.

13.           The Companies' Bylaws, Directions, Policies, Practices, Rules, Regulations and Procedures. The Employee agrees to become and remain thoroughly familiar with each and all of the Companies' bylaws, directions, policies, practices, rules, regulations and procedures that relate to the employment and/or to any of Employee's duties and/or responsibilities as an employee of the Companies and to abide fully and by each and all of such bylaws, directions, policies, practices, rules, regulations and procedures. During the Term, the Employee shall be fully bound by and employed pursuant to each and all of the Companies' bylaws, directions, policies, practices, rules, regulations and procedures as now in effect or as may be implemented, modified or otherwise put into effect by the Companies during the term of employment, regardless of whether such bylaws, directions, policies, practices, rules, regulations and procedures are oral or are set forth in any manual, handbook or other document, and it is solely the responsibility of Employee to become and remain fully aware of and familiar with each and all such directions, policies, practices, rules, regulations and/or procedures. In the event of any conflict between any provision of this Agreement and any provision of the Companies' directions, policies, practices, rules, regulations and/or procedures, the provisions of this Agreement govern for any and all purposes whatsoever.

14.            Indemnification. The Companies shall indemnify and hold the Employee harmless from any and all claims, demands, judgments, liens, subrogation or costs incurred by the Employee with respect to any shareholder derivative action or other claims or suits against the Companies and/or their respective Boards of Directors by individuals, firms or entities not a party to this Agreement to the maximum extent permitted under California law.

15.            General.

15.1         Further Documents. Each party shall execute and deliver all further instruments, documents and papers, and shall perform any and all acts necessary reasonably requested by the other party, to give full force and effect to all of the terms and provisions of this Agreement.

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15.2         Successors and Assigns. Except where expressly provided to the contrary, this Agreement, and all provisions hereof, shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, assigns, administrators, executors, heirs and devises.

15.3         Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement, as applied to any party or to any circumstance, shall be found by a court or arbitrator to be invalid or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision and any such invalidity or unenforceability shall in no way affect any other provision of this Agreement, the application of any provision in any other circumstance or the validity or enforceability of this Agreement.

15.4         Notices. All notices or demands shall be in writing and shall be served personally, telegraphically or by express or certified mail. Service shall be deemed conclusively made at the time of service if personally served, 24 hours after deposit thereof in the United States mail properly addressed and postage prepaid, return receipt requested, if served by express Mail, and five days after deposit thereof in the United States mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail. Any notice or demand to the Companies shall be given to:

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534-7059

Attention: Compensation Committee

and any notice or demand to the Employee shall be given to:

Mr. Thaddeus H. Grasela, Jr.

1780 Wehrle Drive, Suite 110

Buffalo, NY 14221-7000

Any party may, by virtue of a written notice in compliance with this Section, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

15.5         Waiver. A waiver by any party of any of the terms and conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of the term or condition for the future, or of any subsequent breach thereof or of any other term or condition thereof. Any party may waive any term, provision or condition included for the benefit of that party. Any and all waivers shall be in writing.

15.6         Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein without regard to its principles of choice of law or conflicts of law. In all matters of interpretation, whenever necessary to give effect to any provision of this Agreement, each gender shall include the others, the singular shall include the plural, the plural shall include the singular and the terms “and” and “or” may be used interchangeably as the context so requires or implies. The title of the sections of this Agreement are for convenience only and shall not in any way affect the interpretation of any provision or condition of this Agreement. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of any party.

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15.7         Entire Understanding. This Agreement contains the entire understanding of the parties hereto relating to the subject matter contained herein and supersedes all prior and collateral agreements, understandings, statements and negotiation of the parties. Each party acknowledges that no representations, inducements or promises, oral or written, with reference to the subject matter hereof have been made other than as expressly set forth herein. This Agreement cannot be changed, rescinded or terminated orally.

15.8         Third Party Rights. The parties hereto do not intend to confer any rights or remedies upon any person other than the parties hereto and those referred to in Section 15.2 hereof so long as any such assignment by Employee was approved by the Company as provided in Section 11 hereof.

15.9         Attorneys' Fees. In the event of any litigation between the parties respecting or arising out of this Agreement, the prevailing party shall be entitled to recover reasonable legal fees and costs, whether or not the litigation proceeds to final judgment or determination.

15.10     Place of Litigation. Any litigation between the parties shall occur in the County of Los Angeles, California.

15.11     Injunctive Relief. Since a breach of the provisions of Sections 6, 7, and 8 of this Agreement cannot adequately be compensated by monetary damages, the Company shall be entitled, in addition to any other right and remedy set forth in this Agreement or available to it at law, in equity or otherwise, to seek and obtain from any court of competent jurisdiction immediate temporary, preliminary and permanent injunctive relief restraining such breach or threatened breach, without the posting of any bond or other security therefor, against the Employee and against each and every other person, firm company, joint venture, and/or other entity concerned with and/or acting in concert with the Employee. Any such requirement of bond or other security is hereby expressly waived by the Employee, and the Employee expressly acknowledges that in the absence of such waiver, a bond or other security may be required by the court. The Employee hereby consents to the issuance of such injunction and expressly and knowingly waives any claim or defense that any adequate remedy at law might exist for any such breach or threatened breach. The Employee agrees that the provisions of Sections 6, 7, and 8 of this Agreement are necessary and reasonable to protect the Companies in the conduct of the business of the Companies.

15.12     Counterparts. This Agreement may be executed in counterparts which, taken together, shall constitute the whole of the agreement between the parties.

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IN WITNESS THEREOF, the parties have executed this Agreement as of the day and year first above written.

Company: SIMULATIONS PLUS, INC. By: /s/ Walter S. Woltosz Walter S. Woltosz, Chairman and CEO	Employee: /s/Thaddeus H. Grasela, Jr. Thaddeus H. Grasela, Jr.
COGNIGEN ACQUISITION, INC. By: /s/ Walter S. Woltosz Walter S. Woltosz, Chairman and CEO

[Signature Page to Employment Agreement]

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